As filed with the Securities and Exchange Commission on August 26, 2024

Securities Act File No. 333-207814

Investment Company Act File No. 811-23112

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 59	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 60

(Check appropriate box or boxes.)

JANUS DETROIT STREET TRUST

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 303-333-3863

Cara Owen

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With Copies to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on _________pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on __________pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[X]	on November 11, 2024 at 12:01 am Mountain Time pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ticker
Janus Henderson Income ETF	[ ]
Principal U.S. Listing Exchange:	[ ]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated August, 27, 2024

Janus Detroit Street Trust

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Income ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

Table of Contents

Fund Summary
Janus Henderson Income ETF	2
Additional Information about the Fund
Additional investment strategies and general portfolio policies	10
Risks of the Fund	19
Management of the Fund
Investment adviser	32
Management expenses	32
Portfolio management	33
Other Information	34
Dividends, Distributions and Taxes	35
Shareholder’s Guide
Pricing of fund shares	37
Distribution and servicing fees	38
Payments to financial intermediaries by the Adviser or its affiliates	38
Purchasing and selling shares	39
Excessive trading	41
Shareholder communications	41
Financial Highlights	43

1 | Janus Henderson Income ETF

Fund Summary

Janus Henderson Income ETF

Ticker: [ ]

INVESTMENT OBJECTIVE

Janus Henderson Income ETF seeks high current income with a secondary focus on capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Other Expenses(1)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years
$	[ ]	$	[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities of varying maturities that portfolio management believes have high income potential relative to other fixed-income instruments available at a given point in time. Portfolio management may also consider the capital appreciation potential of certain investments. The Fund’s investment sectors include, but are not limited to: (i) U.S. and non-U.S. government notes and bonds; (ii) corporate bonds, including high-yield bonds (also known as “junk” bonds); (iii) commercial loans; (iv) agency and non-agency commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) collateralized loan obligations (“CLOs”); and (vii) emerging market debt. Portfolio management believes that by investing in multiple sectors that potentially have low correlation to each other, the Fund’s overall volatility may be reduced.

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The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector will vary over time. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

The Fund may invest without limit in below investment grade securities (that is, securities rated lower than Baa3/BBB-, or if unrated, determined to be of comparable credit quality by the Adviser at the time of purchase).

The Fund may invest up to 50% of its total assets in the commercial loans sector. Such investments may include bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Normally, the Fund’s exposure to the commercial loans sector will be approximately 15% of the Fund’s total assets. The Fund may invest in floating rate obligations, credit risk transfer securities (“CRTs”), floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, loans and notes. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund may also invest in securities that have contractual restrictions that prohibit or limit their public resale (these are known as “restricted securities”), which may include Rule 144A securities. The Fund may invest in affiliated exchange-traded funds (“ETFs”), which provide exposure to the Fund’s investment sectors. The Fund may invest in securities that are denominated in foreign currencies.

Additionally, the Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use swaps, including index credit default swaps, commercial mortgage-backed securities index swaps, and single-name credit default swaps, forward currency exchange contracts, interest rate futures, and put and call options. The Fund may use derivatives for various investment purposes including for hedging purposes, such as to manage portfolio risk or currency risk, to enhance returns, or manage duration. The Fund’s exposure to derivatives will vary. The Fund may engage in short sales of derivatives instruments.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, portfolio management applies a “bottom up” approach in choosing investments. This means that portfolio management looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities, compared to a fund that is classified as diversified.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, recessions, natural disasters, epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Fixed-Income Securities Risk. The Fund invests in a variety of debt and other fixed-income securities that are generally subject to the following risks:

●

Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed- income and related markets to heightened volatility.

●

Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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●

Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

●

Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

●

Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.

●

Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

Corporate Bond Risk. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar credit quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk. Investments in certain commercial loans, such as bridge loans, DIP loans, and mezzanine loans subject the Fund to other risks. Bridge loans involve certain risks in addition to those associated with bank loans, including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.

4 | Janus Henderson Income ETF

CLO Risk. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. Higher rated tranches (such as AAA rated tranches) do not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, prepayment risk, and the risk of default of the underlying asset, among others.

Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”

Floating & Variable Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.

TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the Fund’s portfolio turnover rate and are not included in the portfolio turnover rate calculation.

Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a foreign currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

5 | Janus Henderson Income ETF

Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund's performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Affiliated Underlying Fund Risk. The Adviser may invest in certain affiliated ETFs as investments for the Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by the Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in the Fund. The Adviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Fund’s investment in such ETF, less certain operating expenses.

6 | Janus Henderson Income ETF

Collateralized Debt Obligation Risk. The risk of an investment in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities, depends largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligations Risk. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. Higher rated tranches (such as AAA rated tranches) do not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, prepayment risk, and the risk of default of the underlying asset, among others.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund's portfolio management more flexibility to hold larger positions in securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund's NAV and total return.

Authorized Participant Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting.

Cash Transaction Risk. The Fund intends to effect Creation Unit transactions primarily for cash, rather than in-kind securities, because of the nature of the Fund’s investments. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. Because the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds and thereby may recognize a capital gain on such sales, Creation Unit redemption on a cash basis may be less tax-efficient for the Fund compared to an in-kind redemption. In addition, Creation Unit redemptions for cash may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, the Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

7 | Janus Henderson Income ETF

Exchange Listing and Trading Issues Risk. Although Fund shares are listed for trading on the [ ] (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.

Fluctuation of NAV and Market Price Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and is available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: John Kerschner, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [November 2024]. John Lloyd is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [November 2024].

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted primarily in exchange for all cash, but may be conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which

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do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

Additional investment strategies and general portfolio policies

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, portfolio management applies a “bottom up” approach in choosing investments. This means that portfolio management looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

Unless the investment objective or policies prescribe otherwise, portfolio management may consider selling a security when, in portfolio management’s opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. A Fund may also consider selling a security if, in portfolio management’s opinion, a superior investment opportunity arises.

The Fund may invest a portion of its assets in cash or other short-term instruments, such as money market instruments or money market funds, while deploying new capital, for liquidity management purposes, managing redemptions, or for defensive purposes, including navigating unusual market conditions.

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

On each business day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Information about the premiums and discounts at which the Fund’s shares have traded will be available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/ or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). For temporary liquidity and cash management purposes, the Fund may invest in other ETFs that provide exposure to related securities.

Asset-Backed Securities

Asset-backed securities are collateralized by pools of obligations or assets. Almost any type of asset may be used to create an asset-backed security. The Fund will typically invest in asset-backed securities backed by pools of aircraft, auto, credit cards, equipment, litigation financing, marketplace lending, single family rental, and other equivalent forms of securities representing interests in pools backed by financial, physical, and/or intangible assets. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates and may be structured as floaters, inverse floaters, interest-only and principal-only obligations. Payments on asset-backed securities include both interest and a partial payment of principal. The value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s

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assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of aggregate interest payments. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Cash Position

The Fund may not always stay fully invested. When the portfolio management believes that market conditions are unfavorable for investing, the Fund’s cash or similar investments may increase. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.

Collateralized Loan Obligations (“CLO”)

A CLO is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cash flows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears initial losses from defaults in the underlying loan pool which serves to insulate the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.

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Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and the Fund in turn assumes the credit risk associated with the convertible note.

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Corporate Bonds

Corporate bonds are debt obligations issued by corporations, institutions and other business entities. Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Corporate bonds are also subject to credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds.

There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Credit Risk Transfer Securities (“CRTs”)

CRTs are unguaranteed and unsecured mortgage-related securities issued by a government-related organization or special purpose vehicle, respectively, and therefore are not directly linked to or backed by the underlying mortgage loans. Unlike mortgage-backed securities, investors in CRT securities issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. Therefore, the Fund could lose all or part of its investments in CRT securities in the event of a default by the underlying mortgages.

Derivatives

The Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. The Fund may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.

Emerging Markets

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries consist of countries included in the IMF’s list of Emerging and Developing Economies. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

ESG Integration

Portfolio management integrates environmental, social, and governance (“ESG”) factors by incorporating ESG information into the Fund’s investment process. Portfolio management focuses on the ESG factors they consider most likely to have a material impact on the financial performance of the issuers in the Fund’s portfolio, which includes identifying material ESG risk factors attributable to a particular sector, industry, or issuer. Portfolio management believes that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance, and, at their discretion,

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engage with an issuer’s management to encourage improved ESG practices. ESG factors are one of many considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the portfolio.

Exchange-Traded Funds

The Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the NAV of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Foreign Securities

The Fund may invest in foreign securities and/or foreign currencies. Portfolio management seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security- by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Fund may at times have significant foreign exposure, including exposure to emerging markets.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for non-hedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”).

High-Yield Bonds

Within the parameters of its specific investment policies, the Fund may invest in bonds that are rated below investment grade (also known as a “junk” bond), such as BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or is an unrated bond of similar quality. Lower rated bonds have a higher degree of credit risk than higher quality bonds. The Fund may also invest in unrated bonds of issuers.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Interest Rate Futures Contracts

Interest rate futures contracts, including futures contracts on Secured Overnight Financing Rate, U.S. Treasuries, Eurodollars, U.S.-, E.U.-, U.K.- government securities, and other futures contracts that provide interest rate exposure, are typically exchange-traded, are typically used to obtain interest rate exposure in order to manage duration and hedge interest rate risk. An interest rate futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a specified security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury interest rate futures contracts are closed out or rolled over prior to their expiration date.

Leverage

The Fund may use leverage for investment purposes by entering into reverse repurchase agreements and using the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s principal strategies. In addition, other investment techniques, such as certain derivative transactions, can create a leveraging effect.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage-Backed Securities

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans used to finance purchases of real estate. The mortgage loans that comprise a pool normally have similar interest rates (fixed or variable), maturities and other terms. Pools of mortgages financing residential home purchases are referred to as residential mortgage-backed securities (“RMBS”), while pools of mortgages financing commercial buildings, multi-family properties and other real estate are referred to as commercial mortgage-backed securities (“CMBS”). Mortgage-backed securities may be issued or guaranteed by a government, its agencies or instrumentalities (“agency mortgage-backed securities”), or may be issued or guaranteed by private entities such as commercial banks, savings and loan institutions or mortgage bankers (“privately issued mortgage- backed securities”).

Unlike traditional debt instruments, payments on mortgage-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a

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lower interest rate. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in privately-issued mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage-backed securities. Mortgage-backed securities are also subject to extension risk. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities.

Nondiversification

Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the Fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Options

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund may purchase or write such options individually or in combination.

Options on Securities and Indices. The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities may be “covered” or “uncovered.”

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when portfolio management believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of portfolio management.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus. The “Financial Highlights” section of this Prospectus will show the Fund’s historical turnover rates once available.

Preferred Stock

The Fund may invest in preferred stocks, which respresent an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

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Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. The investing of the cash collateral is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales

The Fund may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, written calls, and futures. The Fund may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that the Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. The Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.

A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed

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security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.

The Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

Sovereign Bond Futures Contracts

Sovereign bond futures contracts provide for the delivery upon maturity of one sovereign bond among a basket of eligible-to deliver sovereign bonds.

Sovereign Debt Obligations

The Fund may invest in sovereign and quasi-sovereign debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government.

Swap Agreements

The Fund may utilize swap agreements such as index credit default and interest rate. Swap agreements are two- party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Index Credit Default Swaps. The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.

Commercial mortgage-backed securities index swaps (“CMBX”) are a type of index credit default swap that are made up of tranches of commercial mortgage-backed securities rather than credit default swaps. CMBX involve a pay-as-you go settlement process designed to capture non-default events that affect the cash flow to the underlying mortgage-backed securities tranche.

Interest Rate Swaps. The Fund may enter into interest rate swaps, which involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Single-name credit default swaps. The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However,

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delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value (“NAV”). Because the Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.

Treasury Futures Contracts

Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Variable and Floating Rate Obligations

The Fund may invest in securities with variable or floating rates of interest which, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating interest rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Inverse floating rate securities (“Inverse Floaters”) are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A rise in the reference rate of an inverse floater will cause a drop in the interest rate paid by the inverse floater, while a drop in the reference rate of the inverse floater will cause an increase in the interest rate paid on the inverse floater. Inverse Floaters may exhibit greater price volatility than a fixed rate obligation with similar credit quality.

Zero Coupon

The Fund may invest in zero coupon bonds, which are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Risks of the Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund, including principal risks and additional risks associated with investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

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Affiliated Underlying Fund Risk. The Adviser may invest in certain affiliated ETFs as investments for the Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by the Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in the Fund. The Adviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to the Fund’s investment in such ETF, less certain operating expenses.

Collateralized Loan Obligation Risk. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. Higher-rated CLO tranches (such as AAA-rated tranches) do not constitute a guarantee and in stressed market environments it is possible that these CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of defaults of the underlying assets, among others.

Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and thus, is subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

Corporate Bond Risk. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/ or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. The Fund is subject to the risks associated with the credit quality of the issuers of fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate

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to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Fund’s return and yield. If a security has not received a rating, the Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Credit Risk Transfer Securities Risk. Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”

Derivatives Risks. Derivatives can be volatile and involve similar risks to those as the underlying referenced securities or assets. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund.

The Fund may use short sales, futures, options, swap agreements, and other derivative instruments individually or in combination and there is no guarantee that the portfolio management’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund.

If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives also entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales.

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Forward Foreign Currency Contract Risk. Forward foreign currency contracts involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time and may adversely affect the Fund’s returns and net asset value.

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Futures and Swaps Related to Interest Rate Risk. The Fund’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate portfolio management is seeking to hedge, a correct forecast of general interest rate trends by portfolio management may not result in the successful use of futures and swaps related to interest rates.

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Index Credit Default Swaps Risk. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in a CDX, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. A CDX also bears the risk that the Fund will not be able to meet its obligation to the counterparty.

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Options on Securities and Indices Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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Single-name credit default swaps Risk. When the Fund buys a single-name credit default swap (“CDS”), the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.

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Sovereign Bond Futures Contracts Risk. Interest rate movements directly affect the price of the sovereign bond futures contracts held by the Fund. If a sovereign bond futures contract is denominated in a non-U.S. currency, a Fund will be exposed to exchange rate risk. In addition, the price, yield, and modified duration of each eligible-to-deliver sovereign bond under the relevant sovereign bond futures contract may change unpredictably, affecting the value of the sovereign bond futures contract.

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Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any Treasury futures contracts. To the extent a Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for a Fund.

Emerging Markets Risk. The Fund invests in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Emerging market countries in which the Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private

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sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.

ESG Integration Risk. Portfolio management integrates ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Fund may have different exposures to certain industries, sectors, or regions relative to benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Fund to underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries.

Exchange-Traded Funds Risk. The Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the ETFs’ holdings.

Fixed-Income Securities Risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease. How specific fixed- income securities may react to changes in interest rates will depend on the specific characteristics of each security.

For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed- income securities with very low or negative interest rates may diminish the Fund’s yield and performance.

Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed- income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. To the extent the Fund invests in fixed- income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Fund invests in derivatives tied to fixed-income securities, the Fund may be more

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substantially exposed to these risks than a fund that does not invest in such derivatives. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

Foreign Exposure Risk. Within the parameters of its specific investment policies, the Fund may invest in foreign debt or directly in foreign markets, including emerging markets. Additional risks may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

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Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

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Geographic Concentration Risk. To the extent that the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict the Fund’s ability to buy affected securities or force the Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, the Fund may experience a greater risk of loss with respect to securities impacted by such sanctions. Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

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●	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk. The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that the Fund invests in other securities exempt from certain registration requirements that are deemed to be illiquid investments.

Loan Risk. The Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.

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Bank Loan Risk. Bank loans may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment.

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If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.

Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.

Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

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Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

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DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.

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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Market Risk. The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

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The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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Armed Conflict. Recent such examples include conflict, loss of life, and a disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.

Market Trading Risk. The Fund is subject to secondary market trading risks. Shares of the Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in the Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

Shares of the Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of the Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV. Buying or selling the Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund’s shares, frequent trading may detract significantly from investment returns.

Money Market Fund Investment Risk. The Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and the Fund may lose money. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future. Rules adopted by the SEC require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a

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fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the 1940 Act, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that impact the manner in which money market funds are operated. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which the Fund may invest. There can be no assurance that the Fund’s investments in money market funds are not adversely affected by these or additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests.

Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset- backed securities, making them more volatile and sensitive to changing interest rates.

Newly Issued Securities Risk. The Fund may invest in newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Nondiversification Risk. The Fund is classified as nondiversified under the 1940 Act, and therefore may hold a greater percentage of their assets in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund's nondiversified classification gives the Fund's portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified.

Operational Risk. An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its NAV, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially

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extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Implementation of business continuity plans by the Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to achieve its investment objective or produce the intended results. The Fund may underperform its benchmark index or other funds with similar investment objectives.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Preferred Stock Risk. Preferred stock is subject to similar risks as common stock and debt securities. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

Sovereign Debt Risk. The Fund may invest in non-U.S. government debt securities (“sovereign debt”) and debt securities of entities affiliated with or backed by non-U.S. sovereign governmental entities (“quasi-sovereign debt”). Investments in sovereign and quasi-sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the entity that controls the repayment of the debt may not be willing or able to repay the principal and/or to pay the interest on its debt in a timely manner. A sovereign or quasi-sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the debtor’s policy toward international lenders, and local political constraints to which the entity may be subject. Sovereign and quasi-sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a debtor to implement economic reforms,

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achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such debt and to extend further loans to entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign and quasi-sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the debt that an entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Fund may invest have defaulted on their sovereign debt obligations in the past or encountered downgrades of their sovereign debt obligations, and those countries (or other countries) may default or risk further downgrades in the future.

TBA Commitments Risk. The Fund may enter into “to be announced” or “TBA” commitments. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. When the Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. The Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.

Trading Issues Risk. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause APs and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell the Fund’s shares at these temporarily low market prices.

Transaction and Spread Risk. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions can be a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Variable and Floating Rate Obligations Risk. The Fund may invest in variable or floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on variable or floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on variable or floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which variable or floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade variable or floating rate obligations, that there may be restrictions on

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their transfer, or that the issuer may default. As a result, the Fund may be unable to sell variable or floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a discount from their face value. Zero-coupon securities do not pay interest until maturity. Step-coupon securities pay coupon interest that increases or decreases over the life of the bond. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. The Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.

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Management of the Fund

Investment adviser

Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Fund may rely on SEC exemptive and no action relief that permits the Adviser, subject to the approval of the Trustees, to appoint or replace affiliated and unaffiliated subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate such subadvisory agreements without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly- owned subadvisers”).

Pursuant to the relief, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). The Adviser, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

Management expenses

The Fund uses a unitary fee structure, under which the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Income ETF	[ ]	[ ]

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You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The reports will also be made available, free of charge, at janushenderson.com/info.

[The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 28, 2026. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.]

Portfolio management

Janus Henderson Income ETF

Co-Portfolio Managers John Kerschner and John Lloyd jointly are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

John Kerschner, CFA, is Head of U.S. Securitized Products of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Income ETF, which he has co-managed since inception in [November 2024]. Mr. Kerschner is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in December 2010. He holds a Bachelor of Arts degree (cum laude) in Biology from Yale University and a Master of Business Administration degree from the Fuqua School of Business at Duke University, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.

John Lloyd is Lead, Multi-Sector Credit Strategies of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Income ETF, which he has co-managed since inception in [November 2024]. Mr. Lloyd is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2005 as a research analyst. He holds a Bachelor of Arts degree in Economics from the University of Michigan and a Master of Business Administration degree from the Tuck School of Business at Dartmouth College.

Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund, is included in the SAI.

Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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Other Information

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Dividends, Distributions and Taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long- term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long- term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund

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shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”). A portion of the Fund’s distribution received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs.

Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long- term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in- kind.

For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

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Shareholder’s Guide

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the [Listing Exchange] under the trading symbol [ ]. Share prices are reported in dollars and cents per share.

APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund’s SAI.

Pricing of fund shares

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of ETFs) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

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Distribution and servicing fees

Distribution and Shareholder Servicing Plan

[The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund (“12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.]

Payments to financial intermediaries by the Adviser or its affiliates

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Advisor, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Fund’s SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions,

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access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform- specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchasing and selling shares

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Fund’s SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the [Listing Exchange] (the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Business Day with respect to the Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or the bond market closes earlier than normal (or on days the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Fund’s SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked

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to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange- traded securities that you hold in book-entry or “street name” form.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund is primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand for Fund Shares.

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Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) will be available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1) (G) of the 1940 Act.

Under the 1940 Act, purchases or acquisitions by the Fund of shares issued by registered investment companies (including other ETFs) and business development companies (“BDCs”) and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

Excessive trading

Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. However, APs are authorized to purchase and redeem Fund shares directly with the Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, the Fund requires Authorized Participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

Fund website & availability of portfolio holdings information

Each Business Day, the Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. The Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and (ii) on Form N-CSR(s) within 60 days of the end of the second and fourth quarters.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

Shareholder communications

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

41 | Janus Detroit Street Trust

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

42 | Janus Detroit Street Trust

Financial Highlights

No financial highlights are presented for the Fund since the Fund is new.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Fund’s Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements (as they become available) are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual report and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

[ ]

	Ticker	Listing Exchange
Janus Henderson Income ETF	[ ]	[ ]

Subject to Completion
Preliminary Statement of Additional Information Dated August, 27, 2024

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson Income ETF (the “Fund”), which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Preliminary Prospectus dated August, 27, 2024, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Fund has not commenced operations as of the date of this SAI and therefore did not have financial information to report for the Trust’s October 31 fiscal year end. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434.

Table of Contents

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2
Investment Adviser	38
Custodian, Transfer Agent and Certain Affiliations	43
Portfolio Transactions and Brokerage	44
Shares of the Trust	46
Securities Lending	55
Income Dividends, Capital Gains Distributions, and Tax Status	56
Trustees and Officers	60
Principal Shareholders	67
Miscellaneous Information	68
Shares of the Trust	68
Shareholder Meetings	68
Voting Rights	69
Investments By Other Investment Companies	69
Independent Registered Public Accounting Firm	69
Registration Statement	69
Financial Statements	70
Appendix A – Explanation of Rating Categories	71
Appendix B – Proxy Voting Policy and Procedures	73

Classification, Investment Policies and Restrictions,
and Investment Strategies and Risks

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about the Fund, which operates as an actively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions and/or cash (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on the [ ] (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and Creation Unit transactions are conducted primarily in exchange for all cash, but may be conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount. The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by Janus Henderson Investors US LLC (the “Adviser”) with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be significantly reduced.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creations and Redemption of Creation Units” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) if the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11, under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) if the Fund fails to meet certain continuing listing standards of the Listing Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; or (iv) if any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you may incur a brokerage commission determined by that financial intermediary.

Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange. The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its investment objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The 1940 Act classifies funds as either diversified or nondiversified. The Fund is classified as nondiversified.

ADVISER

Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

(1) Invest 25% or more of the value of its total assets in any particular industry or group of industries (other than U.S. Government securities, including those issued or guaranteed by U.S. Government agencies, instrumentalities or authorities, and securities of other investment companies).

(2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(3) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(4) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(6) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) [has adopted] additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6) The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Any delay in repayment to the lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of these investment restrictions, the issuer of a CLO is considered to be the trust or special purpose vehicle, and not the sponsor, manager or any majority holder of equity tranche interests.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund's policies on investing in particular industries, the Fund utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the Fund’s concentration policy as set forth above, as it relates to investments in asset-backed securities (including collateralized loan obligations), the Fund does not take into account, and may not have sufficient information to ascertain, the exposure to a particular industry or group of industries as a result of investing in asset-backed securities. Accordingly, the Fund takes the position that to the extent its investments in asset-backed securities could be construed to result in a concentration of an industry or group of industries, it would not be due to any knowing or intentional exercise of a freedom of action reserved by the Fund to so concentrate. To facilitate these positions, the Fund takes the position, with respect to concentration in any particular industry or group of industries, that any asset- backed securities (including collateralized loan obligations) do not represent interests in any particular industry or group of industries and the Fund’s fundamental investment policy above, with respect to concentration, does not operate to limit the ability of the Fund to purchase such securities in any amount.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investments in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of fixed-income instruments generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Fixed Income Securities

The Fund may invest in fixed-income securities, including bonds and notes or other debt securities issued by foreign companies and governments. The Fund can invest in investment-grade or below-investment-grade debt securities (commonly referred to as “junk bonds”). The Fund may invest in securities that are rated below-investment-grade and at times may invest substantial amounts of its assets in those securities. Investment-grade debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service or S&P Global Ratings. The Fund may also invest in unrated securities, in which case the Fund’s Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund may also invest in other fixed income securities, including asset-backed securities and mortgage-backed securities.

Derivative Instruments

A derivative is a financial instrument whose performance is derived from the performance of another, underlying asset. The Fund may invest in derivative instruments such as futures contracts, put options, call options, options on futures contracts, options on security indices, swaps, forward contracts, and structured investments.

Subject to its investment objective and policies, the Fund uses derivative instruments for hedging purposes (i.e., to manage and mitigate risks associated with an investment, or market conditions or to manage duration) and for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains or to avoid unrealized losses.

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on the Fund.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty risk.

In an effort to mitigate counterparty risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Government Regulation of Derivatives. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.

Pursuant to Rule 18f-4, funds that do not qualify as limited derivatives users are required to adopt and implement a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Fund is required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is approved by the Trustees, and periodically reviews the DRMP and reports to the Trustees. While the Fund is not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Fund will continue to do so for other instruments as required under applicable federal securities laws.

In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of (i) fixed-income securities, U.S. Government securities and Treasuries; or (ii) contracts based on interest rates and financial indices, including indices of U.S. Government securities, EuroDollars, and indices or fixed-income securities.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

[The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Fund in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (“Commodity Exchange Act”) and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Fund. The Fund may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on the Fund’s use of futures, options, and swaps. The Adviser will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, the Adviser and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase the Fund’s expenses, which could negatively impact the Fund’s returns.]

The Fund may enter into futures contracts to gain or adjust exposure to certain asset classes, currencies or markets, to equitize cash balances pending investment or to meet liquidity needs. The Fund may also enter into futures contracts to manage duration, hedge inflation and credit risks, or to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rates, without actually buying or selling the underlying debt security.

If the Fund owns interest rate sensitive securities and portfolio management expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, portfolio management expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If portfolio management’s view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than makin or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by portfolio management still may not result in a successful use of futures.

The Fund may also purchase and write (sell) call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as portfolio management must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, income securities, or foreign currencies. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for non-hedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if portfolio management’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund does not exchange collateral on its forward contracts with its counterparties; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies. The Fund may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise. In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities and indices that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and portfolio management believes that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer and holder of an option can generally terminate its obligation or liquidate its position, respectively, only if there has not been a notification of exercise of the option. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Swaps, Options on Swap Contracts, and Swap-Related Products. Only in accordance with the Fund’s principal investment strategies may it enter into swap agreements or utilize swap-related products, including but not limited to, total return swaps (including fixed-income swaps); interest rate swaps; credit default swaps, including index credit default swaps (“CDXs”); options on swap contracts, and other event-linked swaps; swap agreements on security and commodity indices; swaps on ETFs; and currency swaps, caps and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the issuers making up an index of securities in a market without actually purchasing those securities, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index or security, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction and the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty, and the risk of loss, under documentation currently used in those markets, is limited to the net amount of the payments that the Fund is contractually obligated to make. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The Fund normally will not enter into any total return, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors may be less liquid that other types of swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. The Fund may buy and sell (i.e., write) caps and floors, without limitation. Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements The Fund may enter into credit default swap agreements for various reasons, including to increase or decrease the Fund’s exposure to an underlying reference obligation. As the seller in a credit default swap contract, the Fund would be required to pay either (i) the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation, or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may invest in funded (notional value of contract paid up front) CDX or other similarly structured products. CDX are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDX is normally subject to liquidity in the secured loan and credit derivatives markets.

A fund investing in CDX is normally only permitted to take long positions in these instruments. A fund holding a long position in CDX typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDX, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify the Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. Accordingly, the Fund may treat such instruments as illiquid investments.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, the Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Foreign Securities

The Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include corporate debt securities of foreign issuers, certain foreign bank obligations (including bank deposits denominated in foreign currencies), and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. The Fund may also engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on other factors other than the performance of a particular security.

Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the other currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Emerging Markets Risk. The Fund invests its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries consist of countries included but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions may materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.

The securities markets of many of the emerging market countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Emerging market countries in which the Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

Eurozone Risk. A number of countries in the European Union (“EU’) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, certain European countries have at times experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. The Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. Further, acts of terrorism or armed conflict in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

Sovereign Debt. The Fund may invest in sovereign debt issued by developed governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

In recent years, some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Fund’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Trade Disputes. Countries that are economically dependent on large import or export sectors may be adversely affected by trade disputes with key trading partners, tariffs imposed on goods and services, and protectionist monetary policies generally. An economic slowdown in a country’s export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imports to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in U.S. dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Bank Loans

Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. The Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent the Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment. Some bank loans may be purchased on a “when issued” basis.

When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

Bridge Loans

Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an issuer in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as senior loans but may be structured as subordinated loan.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on uninvested cash include U.S. treasury securities, domestic commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds (including private funds operating as money market funds that are not registered under the 1940 Act) (refer to “Investment Company Securities”).

Collateralized Loan Obligations (“CLO”)

A CLO is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to business that are rated below investment grade. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position.

If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and is intended to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of the CLO’s underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.

CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of its CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in that Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.

Confidential Information

With respect to certain transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where the Adviser receives material, nonpublic information about the issuers of investments that may be held in the Fund’s holdings, the Adviser’s ability to trade in these investments for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling an investment that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because the Fund becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer- related financial problems. Participation on creditor committees may expose the Adviser or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

Corporate Bonds

Corporate bonds are debt obligations issued by corporations, institutions and other business entities. Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a senior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.

Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Cyber Security Risk

The Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject the Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Debtor-in-possession (“DIP”) Loans

DIP Loans are made to companies at the onset of a Chapter 11 bankruptcy restructuring. A DIP loan provides immediate cash needs to the company as well as subsequent working capital needs to allow the company to continue operating as a normal business during bankruptcy proceedings. The DIP loan will generally have a first lien on the company’s working capital, second liens on property already secured by other lenders, and first liens on all assets owned by the company which are not encumbered by a lien from another lender. Because the DIP loan is high in the company’s capital structure during the Chapter 11 process, these loans generally have lower risk.

Defaulted Securities

The Fund may hold defaulted securities if portfolio management believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Investments.” Defaulted securities will be included in the Fund’s limit on investments in bonds rated below investment grade. Notwithstanding portfolio management’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements, and the spread between the bid and asked prices of such securities may be greater than other fixed income securities.

Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which portfolio management expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that portfolio management believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Diversification

Funds are classified as either diversified or nondiversified. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in securities than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

ESG Exclusions Policy

The Adviser has adopted a firmwide environmental, social, and governance exclusions policy that generally applies to the accounts it manages, including the Fund. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.

Equity Securities

The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, and securities convertible or exchangeable into common stock.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value.

Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

High-Yield Risk Bonds

The Fund may invest in bonds that are rated below investment grade (also known as “junk” bonds), such as BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba1 or lower by Moody’s Investors Service, Inc.

Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund could expect a decline in the market value of the bonds so affected.

Unrated high-yield bonds will be included in the Fund’s limit, as applicable, on investments in bonds rated below investment grade unless portfolio management deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain may not incur the costs of obtaining a rating and may issue unrated securities. Portfolio management will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” in Appendix A of the SAI for a description of bond rating categories.

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of the Fund to decline.

Investment Company Securities

From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Fund may invest in other investment companies beyond these statutory limits to the extent the Fund abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.

To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential. The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that impact the manner in which money market funds are operated. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which the Fund may invest. There can be no assurance that the Fund’s investments in money market funds are not adversely affected by these or additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

Investment companies may include index-based investments such as ETFs that hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Mezzanine Loans

Mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company) in the property owner that has control over the property. Generally, mezzanine loans may be more highly leveraged than other types of loans and subordinate in the capital structure of the issuer. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the issuer. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the actual real property. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real property, the collateral underlying a mezzanine loan may have little or no value.

Mortgage Dollar Rolls

The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security. The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on the Fund’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Operational Risk

An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Pass-Through Securities

The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A passthrough security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund.

Adjustable Rate Mortgage-Backed Securities. The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding interest in a pool of ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the interest rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Bond Obligations and other Collateralized Debt Obligations. The Fund may invest in collateralized bond obligations (“CBOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs and other CDOs may charge management fees and administrative expenses.

For CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or other CDO securities as a class.

The risks of an investment in a CBO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and other CDOs may be characterized by the Fund as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs or other CDOs that are subordinate (or junior) to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations. The Fund may invest in CMOs. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“CMO Bonds”). Proceeds of the CMO Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the CMO Bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO Bonds in the order A, B, C, Z. The Series A, B, and C CMO Bonds all bear current interest. Interest on the Series Z CMO Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C CMO Bond currently being paid off. When the Series A, B, and C CMO Bonds are paid in full, interest and principal on the Series Z CMO Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO Bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objectives and policies, the Adviser may invest in various tranches of CMO Bonds, including support bonds.

Credit Risk Transfer Securities. The Fund may invest in credit risk transfer securities (“CRTs”), which are unguaranteed and unsecured debt securities issued from time to time by Freddie Mac, Fannie Mae, or other government sponsored entities (each a “GSE”). Typically, such securities are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of underlying mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria. The performance of the CRTs will be directly affected by the selection of the underlying mortgage loans by the GSE.

CRTs are not directly linked to or backed by the underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the Fund, as an investor in CRTs, will have no interest in the underlying mortgage loans. In the event that a GSE fails to pay principal or interest on its CRTs or goes through a bankruptcy, insolvency or similar proceeding, the Fund would have no direct recourse to the underlying mortgage loans.

The Fund may also invest in CRTs that are issued by private entities, such as banks or other financial institutions. CRTs issued by private entities are structured similarly to those issued by a GSE, and are generally subject to the same types of risks, including mortgage, credit, prepayment, liquidity, and valuation risks.

Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage- related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The Fund’s investments in privately issued mortgage related securities may be backed by subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Other Mortgage-Related Securities. Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Other Types of Pass-Through Securities. The Fund also may invest in other types of pass-through securities, such as credit- linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield securities discussed in this SAI may apply.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Regulatory Changes and Market Events and Risks

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal

Reserve, as well as certain foreign governments and central banks, took, or are taking, extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic and rising inflation. This and other future government interventions into the economy and financial markets may not work as intended.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, are considering more protectionist trade policies which could increase volatility and may affect the global economy in ways that cannot be presently foreseen.

The value and liquidity of the Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which the Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective(s).

Securities Lending

The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed one-third of the Fund’s total assets.

Approved borrowers are financial institutions that meet requirements as established by the Trust’s Board, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

To the extent the Fund engages in securities lending, there is the risk of a delay in recovering loaned securities. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund.

The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser or in time deposits. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the cash management vehicle. Additionally, the Adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.

Short Sales

The Fund may engage in short sales through short sales of stocks, futures, uncovered and covered written calls, structured products,and through various types of derivatives. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender.

The Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the stock sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Short Sales Against the Box

The Fund may engage in “short sales against the box” and options for hedging purposes. This technique involves either selling short a security that the Fund owns, or has the right to obtain (equivalent in kind or amount to the securities sold short), for delivery at a specified date in the future. If the Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund does not immediately deliver from its holdings the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of a security has increased, the Fund will be required to pay the difference.

Special Situations

The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund’s portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

U.S. Government Securities

To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities.

U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), U.S. Treasury inflation-indexed bonds or inflation-indexed bonds issued by the U.S. government, Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Variable and Floating Rate Obligations

The Fund may invest in secured and unsecured variable and floating rate obligations. Variable and floating rate obligations typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.

Variable and floating rate obligations have interest rates that adjust periodically and are tied to a benchmark lending rate such as Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, the prime rate offered by one or more major U.S. banks (“Prime Rate”), or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in variable and floating rate obligations. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, (determined without regard to the deduction for dividends paid) and net tax-exempt income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders and the nature of the Fund’s investments. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

As of the date of this SAI, portfolio turnover rates are not available for the Fund because the Fund is new.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The ETF Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of the Adviser, ALPS Distributors, Inc. (“ALPS” or the “Distributor”) or any affiliated person of the Adviser or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. Item (iii) above does not preclude the provision of portfolio holdings information not available to other current or prospective Fund shareholders to certain Entities to the extent such information is necessary to facilitate Creation Unit transactions. These “Entities” are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements. Each business day, the Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the NYSE Arca, Inc., the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings as Required by Applicable Law. The Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and (ii) on Form N-CSR(s) within 60 days of the end of the second and fourth quarters. These reports (i) will be made available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-668-0434 (toll free).

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Adviser, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate in consultation with the Fund’s Chief Compliance Officer or a designee, that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the ETF Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties.

Investment Adviser

INVESTMENT ADVISER – JANUS HENDERSON INVESTORS US LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust (the “Trustees”) who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Adviser has received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

The Adviser also provides certain administration services necessary for the operation of the Fund, including, but not limited to, preparation of prospectuses.

The Fund pays a monthly Management Fee to the Adviser for its services using the following management fee rate schedule, based on the Fund’s daily net assets as shown in the table below.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Income ETF	$[ ]	[ ]

As of the date of this SAI, no Management fees were paid because the Fund is new.

EXPENSE LIMITATIONS

[The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 28, 2026. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.]

As of the date of this SAI, no Management Fees were waived because the Fund is new.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY ADVISER OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or for distribution, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. The Adviser or its affiliates make payments to one or more intermediaries for operational and/or platform set-up and maintenance fees on a per fund basis, often referred to as CUSIP fees. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser or its affiliates, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of [October [ ], 2024], the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs are [E*Trade Securities LLC; LPL Financial LLC; Morgan Stanley Smith Barney, LLC; Pershing LLC; Raymond James Financial Services, Inc.; and Raymond James & Associates, Inc.] Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, the Adviser or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates periodically share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. The Adviser or its affiliates make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT THE ADVISER

The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

To mitigate this potential conflict, the Adviser has procedures that prohibits portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Adviser senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing proprietary money market funds and cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of ETFs, hedge funds, private funds, and other Janus Henderson financial products managed by the Adviser. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and other Janus Henderson financial products. The Trustees intend to address any such conflicts as deemed appropriate.

[ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.]

Janus Henderson Personal Code of Ethics

The Adviser currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser’s personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund’s shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund’s shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all the Adviser personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Fund. In addition, the Adviser personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances the Adviser personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICY AND PROCEDURES

The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policy and procedures are included in Appendix B of this SAI.

A complete copy of the Adviser’s proxy voting policy and procedures, including specific voting guidelines, is available at janushenderson.com/proxyvoting.

The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.

Custodian, Transfer Agent and Certain Affiliations

[JPMorgan Chase Bank, N.A. (“JP Morgan” or the “Custodian”), 383 Madison Avenue, New York, NY 10179 is the custodian of the domestic securities and cash of the Fund. JP Morgan is the Custodian, Transfer Agent and Sub-Administrator for the Fund. JP Morgan is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to JP Morgan certain responsibilities for such assets, as permitted by Rule 17f-5. JP Morgan and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. JP Morgan also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

JP Morgan also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with the Adviser, on behalf of the Fund. The Adviser may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, the Adviser pays JP Morgan a fee based on a percentage of the Fund’s assets, and a flat fee, per Fund, for certain services. The Adviser serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. The Adviser does not receive any additional compensation, beyond the unitary fee, for serving as administrator. Pursuant to agreements with the Fund, J.P. Morgan Securities LLC, an affiliate of JP Morgan, may execute portfolio transactions for the Fund, including but not limited to, in connection with cash in lieu transactions (as described under Fund Deposit and Redemption of Creation Units).]

[ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1000, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Henderson Distributors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, and a member of FINRA, may provide marketing and promotional services on behalf of the Fund. Janus Henderson Distributors US LLC does not receive any compensation from the Fund or ALPS for such services.]

Portfolio Transactions and Brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement, initiate all portfolio transactions of the Fund. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (each a “Trading Affiliate”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.

The Adviser selects broker-dealers for the Fund as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Brokers may include Authorized Participants and/or market makers for the Fund. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser’s trading desks will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Fund or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.

The Adviser has a duty to seek “best execution” of all portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; and principal commitment by the broker-dealer to facilitate the transaction.

The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

The Fund generally buys and sells fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for the Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.

As of the date of this SAI, the Fund paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund because the Fund is new.

The Adviser may have an incentive to use broker-dealers who offer research services instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, allocate transactions among brokers in a manner consistent with its execution policies which provide that the Adviser may seek brokers that it has identified as providing execution-related services, research, or research-related products of a particular benefit to the Adviser’s clients.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.

As of the date of this SAI, the Fund did not own any securities of its regular broker-dealer (or parents).

Shares of the Trust

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day when the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. [The Trustees have adopted] a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and the Adviser may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

[The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.]

The Rule 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by the Adviser with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Janus Henderson website.

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund will generally consist of cash. If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Adviser makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of the Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund, generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the operational procedures or similar procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 2:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Adviser) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Adviser make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund redeems Creation Units in-kind plus any Cash Amount due or entirely in cash.

In-Kind Redemption Method

The Adviser will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

With an in-kind redemption, the proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security, and reserves the right to redeem entirely in cash. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of the Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of the Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

When partial or full cash redemptions of Creation Units are specified by the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 2:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant

Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1”). Further, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Costs Associated with Creation and Redemption Transactions

A standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Adviser may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charges an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Adviser based on analysis of historical transaction cost data and the Adviser’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows (i) the Standard Fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

	Standard Fee*	Maximum Total Transaction Fee**
3.00% (Create)
Janus Henderson Income ETF	$[ ]	2.00% (Redeem)

*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit, or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). A Custom Basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Fund and its shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within one Business Day after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s Distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, N.A. acts as securities lending agent and custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, and perform other custodian functions in accordance with the Securities Lending Agreement.

Income Dividends, Capital Gains Distributions, and Tax Status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

Dividends from net investment income are generally declared and distributed to shareholders monthly. It is a policy of the Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The Fund may invest in foreign securities and may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%.

Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs, on stocks of foreign issuers, and income received “in lieu of” dividends in a securities lending transaction are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions.

Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Trustees and Officers

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of [15] series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015).	[15]

Chairman, Clough Global Dividend and Income Fund (closed-end fund) (since April 2024), Chairman, Clough Global Opportunities Fund (closed-end fund) (since April 2024), Chairman, Clough Global Equity Fund (closed-end fund) (since April 2024), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017) and Independent Trustee, Global X Funds (investment company) (since 2018). Formerly, Chairman, Clough Funds Trust (investment company) (2017-2023), Independent Trustee, Clough Funds Trust (2017-2023)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Executive Director, National Association of Corporate Directors Colorado Chapter (since 2024); Principal, Maureen Upton Ltd. (consulting services to multinational companies) (since 2017).	[15]	Independent Director, Cascadia Minerals Ltd. (mineral exploration company); Independent Director, ATAC Resources Ltd. (mineral exploration company) (since 2022).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015).	[15]	Director, West Travis County Municipal Utility District No. 6. (municipal utility) (since 2020). Formerly, Director, State Farm Bank (banking) (2014-2021).
Interested Trustee
Gregory Trinks** 151 Detroit Street Denver, CO 80206 DOB: 1977	Trustee	7/24-Present	Head of US Product, Janus Henderson Investors (since 2023); Formerly, Managing Director, UBS Wealth Management USA, (2002-2022).	[15]

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Gregory Trinks is an Interested Trustee because of his employment with Janus Henderson Investors.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nicholas Cherney 151 Detroit Street Denver, CO 80206 DOB: 1981	President and Chief Executive Officer	10/22-Present

Head of Innovation at Janus Henderson Investors (since 2023), Head of Exchange Traded Products at Janus Henderson Distributors US LLC, Janus Henderson Indices LLC, Velocity Shares Holdings Inc. (since 2019). Formerly, Head of Exchange Traded Products Janus Henderson Indices LLC (2019-2023), Senior Vice President, Janus Henderson Distributors US LLC, Janus Henderson Indices LLC (2015- 2019), Janus Henderson Investors US LLC (2015-2017), and Velocity Shares Holdings Inc. (2014-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Cara Owen 151 Detroit Street Denver, CO 80206 DOB:1981	Vice President, Secretary and Chief Legal Officer	1/23-Present

Senior Legal Counsel of Janus Henderson Investors US LLC (since 2021). Formerly, Assistant Secretary of the Trust and Clayton Street Trust (2021-2023); Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (2019-2021) (fund administrator); and Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company (insurance company) (2014-2019).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	1/23-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime at Invesco Ltd. (2017-2022).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process and in connection with candidate assessment prior to the appointment of a new Trustee, effective July 11, 2024, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and determined that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Maureen T. Upton: Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber: Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden: Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

Gregory Trinks: Service as a senior executive at Janus Henderson Investors and experience as a senior executive in the financial services industry.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of the Adviser and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with the Adviser and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with the Adviser. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to the Adviser with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of funds overseen and the various investment objectives of those funds; (2) the distribution model of the Fund, and (3) the responsibilities entrusted to the Adviser to oversee the Trust’s day-to-day operations, among other considerations. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the funds in the complex.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2024
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Oversees the Adviser as valuation designee and reviews reports on fair valuation determinations and valuation methodologies regarding securities and investments held by the Fund pursuant to valuation procedures established by the Adviser and approved by the Board of Trustees, reviews other matters related to the pricing of securities, and approves changes to the valuation procedures.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	[6]
Nominating and Governance Committee

Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.

		Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	[4]

Board Oversight of Risk Management

The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees the Adviser’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by the Adviser and the Fund’s service providers, as deemed appropriate from time to time. The Board and its Committees will analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee considers valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board is apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and also discusses matters related to the Fund’s compliance policies and procedures.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

Since the Fund is new, the Trustees did not own shares of the Fund as of the date of this SAI. The last column of the following table reflects each Trustee’s aggregate dollar range of securities of all funds advised by the Adviser and overseen by the Trustees (collectively, the “Janus Henderson Funds”) as of December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	$10,001-$50,000
Maureen T. Upton	None	Over $100,000
Jeffrey B. Weeden	None	Over $100,000
Interested Trustee
Gregory Trinks(1)	N/A	N/A

(1)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors. Effective July 11, 2024, Gregory Trinks became a Trustee of the Trust.

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, the Adviser pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by the Adviser to each Independent Trustee for the fiscal year ending October 31, 2024. None of the Independent Trustees receives any pension or retirement benefits from the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$[ ]	$[ ]
Maureen T. Upton, Trustee	$[ ]	$[ ]
Jeffrey B. Weeden, Trustee	$[ ]	$[ ]
Interested Trustee
Gregory Trinks, Trustee(3)	$0	$0

(1)	As of October 31, 2024, there were [ ] series of the Trust.

(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus Henderson trusts comprised of [ ] portfolios as of October 31, 2024.
(3)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors. Effective July 11, 2024, Mr. Trinks became a Trustee of the Trust.

JANUS HENDERSON PORTFOLIO MANAGEMENT

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by portfolio management as of [September 30, 2024]. For any co-managed Fund or account, the assets reflect total fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Kerschner	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]
John Lloyd	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]

Material Conflicts

As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label funds for which the Adviser or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. As such, fees earned by the Adviser vary among these accounts. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Portfolio management may also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest because portfolio management may have incentives to favor one or more accounts over others in the allocation of time, resources, or investment opportunities, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.

A conflict may arise if portfolio management identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk or performance dispersion or unfair treatment.

The Adviser (and its affiliates) generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION

The following describes the structure and method of calculating portfolio management’s compensation.

Portfolio management is compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Portfolio management’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of two specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.

The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

Since the Fund is new, the Fund’s portfolio management did not own shares of the Fund as of the date of this SAI.

Principal Shareholders

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants or other broker-dealers may execute an irrevocable proxy granting the Distributor or an affiliate of the Adviser power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

Miscellaneous Information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers [12] series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson AAA CLO ETF
Janus Henderson B-BBB CLO ETF
Janus Henderson Corporate Bond ETF
Janus Henderson Emerging Markets Debt Hard Currency ETF
[Janus Henderson Income ETF]
[Janus Henderson Mid Cap Growth Alpha ETF]
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Securitized Income ETF
Janus Henderson Short Duration Income ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson U.S. Real Estate ETF
Janus Henderson U.S. Sustainable Equity ETF

The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

Shares of the Trust

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its agent and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. From time to time, other broker dealers making markets in shares of the Fund may execute similar, standalone agreements resulting in irrevocable assignment of proxy voting rights to the Adviser (or an affiliate), to the extent that such broker dealer beneficially owns Fund shares. The Distributor intends to vote such shares in accordance with its written supervisory procedures. The Adviser (or its affiliate) intends to vote such shares either by voting in proportion to the votes of other shareholders on a given matter (echo vote) or abstain from voting.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds.

Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Investments By Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for the purpose of Section 12(d)(1)(G) of the 1940 Act.

Independent Registered Public Accounting Firm

[PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and performs tax services for the Fund.]

Registration Statement

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof. As of the date of this SAI, the Fund has not commenced operations. Therefore, no financial statements are available for the Fund.

Financial Statements

As of the date of this SAI, the Fund has not commenced operations. Therefore, no financial statements are available for the Fund.

Appendix A – Explanation of Rating Categories

The following information provided is a general summary of credit ratings issued by the three major credit rating agencies. Additional information regarding each credit rating agency’s rating methodology can be found by visiting that credit rating agency’s respective website.

Standard & poor’s rating services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to meet financial commitment.
AA	High quality; very strong capacity to meet financial commitment.
A	Strong capacity to meet financial commitment, but more subject to adverse economic conditions.
BBB	Adequate capacity to meet financial commitment, but more subject to adverse economic conditions.
Non-Investment Grade
BB	Less vulnerable in the near-term but faces major ongoing uncertainties to adverse business, financial, or economic conditions.
B	More vulnerable to adverse business, financial, or economic conditions but currently has the capacity to meet financial commitment.
CCC	Currently vulnerable and dependent on favorable business, financial, and economic conditions to meet its financial commitment.
CC	Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.
C	Currently highly vulnerable to nonpayment; ultimate recovery is expected to be lower than that of higher rated obligations.
D	Payment default on a financial commitment or breach of an imputed promise; also used when a bankruptcy petition has been filed.

Fitch, inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A

High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Long-Term Bond Rating	Explanation
Non-Investment Grade
BB

Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very strong credit quality.	Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2 Good credit quality.	Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s investors service, inc.

Bond Rating	Explanation
Investment Grade
Aaa	Judged to be of the highest quality, with minimal risk.
Aa	Judged to be of high quality and are subject to very low credit risk.
A	Considered upper-medium grade and are subject to low credit risk.
Baa	Subject to moderate credit risk; considered medium-grade and as such may possess speculative characteristics.
Non-Investment Grade
Ba	Judged to have speculative elements and are subject to substantial credit risk.
B	Considered speculative and are subject to high credit risk.
Caa	Judged to be in poor standing and are subject to very high credit risk.
Ca	Highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C	Lowest rated class of bonds and are typically in default, with this prospect for recovery of principal and interest.

*

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

Appendix B – Proxy Voting Policy and Procedures

Proxy Voting Policy and Procedures

Last Review Date: February 2024

Contents

1    Overview

1.1    Policy Statement

1.2    Key Principles

1.3    Scope

1.4    Roles and Responsibilities

1.5    References

2    Additional Definitions

3    Proxy Voting Procedures

3.1    Voting Generally

3.2    Abstentions

3.3    Funds of Funds

3.4    Conflicts of Interest

4    Reporting, Oversight and Recordkeeping

4.1    Client and Regulatory Reporting

4.2    Proxy Voting and Proxy Voting Service Oversight

4.3    Record Retention

5    Amendments

Proxy Voting Guidelines

Directors and Boards

Auditors and Accounting Issues

Compensation Issues

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Environmental and Social Issues

Miscellaneous, Administrative and Routine Items

Proposals Outside the Guidelines

1    Overview

1.1    Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2    Key Principles

●	Janus Henderson Investors will vote proxies in the best interest of each client.

●	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.

●	Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.

●

Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.

●	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3    Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd.

1.4    Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.

Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.

1.5    References

Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act
Employee Retirement Income Security Act of 1974 (ERISA)
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21
FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2    Additional Definitions

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, and Janus Henderson Investors US LLC.1

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Asset Servicing, Compliance, Operational Risk as well as the Responsible Investment and Governance Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3    Proxy Voting Procedures

3.1    Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

1

Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2    Abstentions

Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

3.3    Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4    Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4    Reporting, Oversight and Recordkeeping

4.1    Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.

2	Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

A complete copy of the Policy is available at www.janushenderson.com.

4.2    Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3    Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5    Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

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Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

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Monitoring the effectiveness of the company’s governance practices and making changes as needed; Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

●	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;

●	Ensuring a formal and transparent board nomination and election process;

●	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;

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Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

●	Monitoring the quality of relationships with key stakeholders; and

●	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

●	they attend less than 75% of the board and committee meetings without a valid excuse;

●	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

●	they are not responsive to advisory votes on executive compensation matters;

●	they fail to provide appropriate oversight of company’s risk management practices;

●	they are non-independent directors and sit on the audit, compensation or nominating committees;

●	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;

●	they are audit committee members and the non-audit fees paid to the auditor are excessive;

●	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

●	they serve as directors on an excessive number of boards;

●	they are compensation committee members and the company has poor compensation practices;

●	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

●

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

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they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

●	they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders; and/or

●	the company employs a capital structure with unequal voting rights.

Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

●	the auditor has a financial interest in or association with the company and is therefore not independent;

●	fees for non-audit services are excessive;

●	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;

●	the auditor is being changed without explanation; or

●	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

3	Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

●	The overall potential cost of the scheme, including the level of dilution;

●	The issue price of share options relative to the market price;

●	The use of performance conditions aligning the interests of participants with shareholders;

●	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

●	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

●	provide for re-pricing of underwater options;

●	provide for automatic replenishment (“evergreen”) or reload options;

●	create an inconsistent relationship between long term share performance and compensation increases; and/or

●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

●	requiring executive officers and directors to hold a minimum amount of stock in the company;

●	requiring stock acquired through exercised options to be held for a certain period of time; and

●	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

janushenderson.com/info

151 Detroit Street
Denver, Colorado 80206-4805
1-800-668-0434

[ ]

JANUS DETROIT STREET TRUST

(the “Trust”)

PART C – Other Information

ITEM 28. Exhibits

Exhibit (a) – Articles of Incorporation

(a)(1)	Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the Securities and Exchange Commission (the “SEC”) on February 18, 2016.

(a)(2)	Certificate of Amendment to the Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)(a)	Amended Schedule A, dated April 18, 2016, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(a) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(a)(3)(b)	Amended Schedule A, dated August 29, 2016, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(b) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 31, 2016.

(a)(3)(c)	Amended Schedule A, dated June 5, 2017, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(c) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(a)(3)(d)	Amended Schedule A, dated June 7, 2018, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(d) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(a)(3)(e)	Amended Schedule A, dated July 16, 2020, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(e) to Post-Effective Amendment No. 35 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 29, 2020.

(a)(3)(f)	Amended Schedule A, dated January 28, 2021, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(f) to Post-Effective Amendment No. 38 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2021.

(a)(3)(g)	Amended Schedule A, dated June 17, 2021, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(g) to Post-Effective Amendment No. 43 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 25, 2021.

(a)(3)(h)	Amended Schedule A, dated August 20, 2021, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(h) to Post-Effective Amendment No. 44 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(a)(3)(i)	Amended Schedule A, dated September 24, 2021, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(i) to Post-Effective Amendment No. 45 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 29, 2021.

(a)(3)(j)	Amended Schedule A, dated July 18, 2023, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(j) to Post-Effective Amendment No. 51 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 18, 2023.

(a)(3)(k)	Amended Schedule A, dated May 22, 2024, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(k) to Post-Effective Amendment No. 56 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on May 23, 2023.

(a)(3)(l)	Amended Schedule A, dated May 22, 2024, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(l) to Post-Effective Amendment No. 57 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 26, 2024.

(a)(3)(m)	Amended Schedule A, dated July 11, 2024, to Amended and Restated Trust Instrument dated August 6, 2015, is filed herein as Exhibit (a)(3)(m).

Exhibit (b) – By-laws

(b)(1)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (c) – Instruments Defining Rights of Security Holders

(c)(1)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(c)(2)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (d) – Investment Advisory Contracts

(d)(1)	Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated May 30, 2017, is incorporated herein by reference as Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(2)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated October 2, 2017, is incorporated herein by reference as Exhibit (d)(2) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(3)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated September 12, 2018, is incorporated herein by reference as Exhibit (d)(3) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(d)(4)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated October 10, 2018, is incorporated herein by reference as Exhibit (d)(4) to Post-Effective Amendment No. 30 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 28, 2018.

(d)(5)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated April 23, 2020, is incorporated herein by reference as Exhibit (d)(5) to Post-Effective Amendment No. 35 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 29, 2020.

(d)(6)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated October 14, 2020, is incorporated herein by reference as Exhibit (d)(6) to Post-Effective Amendment No. 38 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2021.

(d)(7)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated April 22, 2021, is incorporated herein by reference as Exhibit (d)(7) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(d)(8)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated July 22, 2021, is incorporated herein by reference as Exhibit (d)(8) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(d)(9)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated November 18, 2021, is incorporated herein by reference as Exhibit (d)(9) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(d)(10)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated October 19, 2023, is incorporated herein by reference as Exhibit (d)(10) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(d)(11)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated July 11, 2024, is incorporated herein by reference as Exhibit (d)(11) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (e) – Underwriting Contracts

(e)(1)	Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated April 16, 2018, is incorporated herein by reference as Exhibit (e)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(2)	Amendment No. 1 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors Inc., dated May 25, 2018, is incorporated herein by reference as Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(3)	Amendment No. 2 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated July 18, 2018, is incorporated herein by reference as Exhibit (e)(3) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(4)	Amendment No. 3 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated May 30, 2019, is incorporated herein by reference as Exhibit (e)(4) to Post-Effective Amendment No. 35 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 29, 2020.

(e)(5)	Amendment No. 4 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated March 24, 2020, is incorporated herein by reference as Exhibit (e)(5) to Post-Effective Amendment No. 35 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 29, 2020.

(e)(6)	Amendment No. 5 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated October 19, 2020, is incorporated herein by reference as Exhibit (e)(6) to Post-Effective Amendment No. 38 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2021.

(e)(7)	Amendment No. 6 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated September 3, 2021, is incorporated herein by reference as Exhibit (e)(7) to Post-Effective Amendment No. 44 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(e)(8)	Amendment No. 7 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated November 18, 2021, is incorporated herein by reference as Exhibit (e)(8) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(e)(9)	Amendment No. 8 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated October 19, 2023, is incorporated herein by reference as Exhibit (e)(9) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(e)(10)	Amendment No. 9 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated February 23, 2024, is incorporated herein by reference as Exhibit (e)(10) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

(e)(11)	Amendment No. 10 to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated July 11, 2024, is incorporated herein by reference as Exhibit (e)(11) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)

Exhibit (g) – Custodian Agreements

(g)(1)	Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (g)(1) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(g)(1)(a)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated August 9, 2021, is incorporated herein by reference as Exhibit (g)(1)(a) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(g)(1)(b)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated November 18, 2021, is incorporated herein by reference as Exhibit (g)(1)(b) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(g)(1)(c)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated October 19, 2023, is incorporated herein by reference as Exhibit (g)(1)(c) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(g)(1)(d)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated July 11, 2024, is incorporated herein by reference as Exhibit (g)(1)(d) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (h) – Other Material Contracts

(h)(1)	Administration Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated February 22, 2016, is incorporated herein by reference as Exhibit (h)(1) to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)	Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(2) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(2)(a)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated August 9, 2021, is incorporated herein by reference as Exhibit (h)(2)(a) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(h)(2)(b)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated November 18, 2021, is incorporated herein by reference as Exhibit (h)(2)(b) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(h)(2)(c)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated October 19, 2023, is incorporated herein by reference as Exhibit (h)(2)(c) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(h)(2)(d)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated July 11, 2024, is incorporated herein by reference as Exhibit (h)(2)(d) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

(h)(3)	Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(3) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(3)(a)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated August 9, 2021, is incorporated herein by reference as Exhibit (h)(3)(a) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(h)(3)(b)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated November 18, 2021, is incorporated herein by reference as Exhibit (h)(3)(b) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(h)(3)(c)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated October 19, 2023, is incorporated herein by reference as Exhibit (h)(3)(c) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(h)(3)(d)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated July 11, 2024, is incorporated herein by reference as Exhibit (h)(3)(d) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

(h)(4)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 18, 2024, for Janus Henderson Short Duration Income ETF, is incorporated herein as Exhibit (h)(4) to Post-Effective Amendment No. 53 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2024.

(h)(5)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 18, 2024, for Janus Henderson Mortgage-Backed Securities ETF, is incorporated herein as Exhibit (h)(5) to Post-Effective Amendment No. 53 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2024.

(h)(6)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 18, 2024, for Janus Henderson AAA CLO ETF, is incorporated herein as Exhibit (h)(6) to Post-Effective Amendment No. 53 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2024.

(h)(7)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 18, 2024, for each series listed therein, is incorporated herein as Exhibit (h)(7) to Post-Effective Amendment No. 53 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2024.

(h)(8)	Form of Fund of Funds Investment Agreement is incorporated herein by reference as Exhibit (h)(8) to Post-Effective Amendment No. 49 to the Trust's Registration Statement, filed on Form N-1A with the SEC on February 28, 2022.

(h)(9)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated October 19, 2023, for Janus Henderson Securitized Income ETF is incorporated herein by reference as Exhibit (h)(9) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(h)(10)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated July 11, 2024, for Janus Henderson Emerging Markets Debt Hard Currency ETF and Janus Henderson Mid Cap Growth Alpha ETF is incorporated herein by reference as Exhibit (h)(10) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (i) – Legal Opinion

(i)(1)	Opinion and Consent of Fund Counsel, dated February 15, 2016, is incorporated herein by reference as Exhibit (i)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(i)(2)	Opinion and Consent of Fund Counsel, dated June 6, 2016, is incorporated herein by reference as Exhibit (i)(2) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(i)(3)	Opinion and Consent of Fund Counsel, dated November 15, 2016, is incorporated herein by reference as Exhibit (i)(3) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 16, 2016.

(i)(4)	Opinion and Consent of Fund Counsel, dated December 2, 2016, is incorporated herein by reference as Exhibit (i)(4) to Post-Effective Amendment No. 16 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 5, 2016.

(i)(5)	Opinion and Consent of Fund Counsel, dated September 12, 2018, is incorporated herein by reference as Exhibit (i)(5) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(i)(6)	Opinion and Consent of Fund Counsel, dated October 15, 2020, is incorporated herein by reference as Exhibit (i)(6) to Post-Effective Amendment No. 37 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on October 16, 2020.

(i)(7)	Opinion and Consent of Fund Counsel, dated June 18, 2021, is incorporated herein by reference as Exhibit (i)(7) to Post-Effective Amendment No. 42 to the Trust's Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(i)(8)	Opinion and Consent of Fund Counsel, dated September 2, 2021, is incorporated herein by reference as Exhibit (i)(8) to Post-Effective Amendment No. 44 to the Trust's Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(i)(9)	Opinion and Consent of Fund Counsel, dated January 6, 2022, is incorporated herein by reference as Exhibit (i)(9) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(i)(10)	Opinion and Consent of Fund Counsel, dated November 2, 2023, is incorporated herein by reference as Exhibit (i)(10) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(i)(11)	Opinion and Consent of Fund Counsel, dated August 8, 2024, is incorporated herein by reference as Exhibit (i)(11) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (j) – Other Opinions (Not Applicable)

Exhibit (k) – Omitted Financial Statements (Not Applicable)

Exhibit (l) – Initial Capital Agreements (Not Applicable)

Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Distribution and Shareholder Servicing Plan, dated September 12, 2018, is incorporated herein by reference as Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(m)(2)	Amendment to Distribution and Shareholder Servicing Plan, dated October 14, 2020, is incorporated herein by reference as Exhibit (m)(2) to Post-Effective Amendment No. 38 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2021.

(m)(3)	Amendment to Distribution and Shareholder Servicing Plan, dated September 3, 2021, is incorporated herein by reference as Exhibit (m)(3) to Post-Effective Amendment No. 44 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(m)(4)	Amendment to Distribution and Shareholder Servicing Plan, dated November 18, 2021, is incorporated herein by reference as Exhibit (m)(4) to Post-Effective Amendment No. 48 to the Trust's Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(m)(5)	Amendment to Distribution and Shareholder Servicing Plan, dated October 19, 2023, is incorporated herein by reference as Exhibit (m)(5) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(m)(6)	Amendment to Distribution and Shareholder Servicing Plan, dated July 11, 2024, is incorporated herein by reference as Exhibit (m)(6) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

Exhibit (n) – Rule 18f-3 Plan (Not Applicable)

Exhibit (o) – Reserved

Exhibit (p) – Codes of Ethics

(p)(1)	ALPS Distributors, Inc. Code of Ethics, dated April 1, 2023, is incorporated herein by reference as Exhibit (p)(1) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(p)(2)

Janus Henderson Code of Ethics, dated January 1, 2024, is incorporated herein as Exhibit (p)(2) to Post-Effective Amendment No. 53 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2024.

Exhibit (q) – Power of Attorney

(q)(1)	Pursuant to Powers of Attorney, dated February 3, 2021, and July 17, 2024, is incorporated herein by reference as Exhibit (q)(1) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

ITEM 29. Persons Controlled by or Under Common Control with Registrant

In addition to serving as the investment adviser of Janus Detroit Street Trust, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Clayton Street Trust and Janus Detroit Street Trust also serve as officers of Janus Aspen Series and Janus Investment Fund. Nonetheless, Janus Detroit Street Trust takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30. Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, member of the Trust’s advisory board, officer or employee of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred. Indemnification will not be provided to a Covered Person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that such Covered Person did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) may be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991), dated July 1, 2024, which information from such schedule is incorporated herein by reference.

ITEM 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund), Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund), AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS Series Trust, FS MVP Private Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, GraniteShares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with the Funds
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer
Brian Schell**	Vice President and Treasurer
Eric Parsons	Vice President, Controller and Assistant Treasurer
Jason White***	Secretary
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary
Eric Theroff^	Assistant Secretary
Adam Girard^^	Tax Officer
Liza Price	Vice President, Managing Counsel
Jed Stahl	Vice President, Managing Counsel
Terence Digan	Vice President
James Stegall	Vice President
Gary Ross	Senior Vice President
Hilary Quinn	Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c) Not Applicable.

ITEM 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, and 100 Bayview Circle, Suite 505, Newport Beach, CA 92660; Janus Henderson Investors US LLC, 17 Old Kings Hwy S, Suite 100, Darien, CT 06820; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, 3576 Moline Street, Aurora, Colorado 80010, 3900 Nome Street, Units A&J, Denver, Colorado 80239, 3500 North Windsor Drive, Suite 100, Aurora, Colorado 80011, and 3344 Moline Street, Aurora, Colorado 80010; State Street Bank and Trust Company, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; BNP Paribas Financial Services, 720 S. Colorado Boulevard, Suite 8005, Denver, CO 80246; JPMorgan Chase Bank, National Association, 383 Madison Avenue, 11th Floor, New York, New York 10179, 4 Chase MetroTech Center, Brooklyn, New York 11245, and 70 Fargo Street, 4th Floor, Boston, MA 02110.

ITEM 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 26th day of August, 2024.

JANUS DETROIT STREET TRUST

By:	/s/Nicholas Cherney
Nicholas Cherney, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person(s) in the capacities and on the dates indicated.

Signature	Title	Date

/s/Nicholas Cherney	President and Chief Executive Officer	August 26, 2024
Nicholas Cherney	(Principal Executive Officer)

/s/Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal	August 26, 2024
Jesper Nergaard	Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Clifford J. Weber*	Chairman and Trustee	August 26, 2024
Clifford J. Weber

Maureen T. Upton*	Trustee	August 26, 2024
Maureen T. Upton

Jeffrey B. Weeden*	Trustee	August 26, 2024
Jeffrey B. Weeden

Gregory R. Trinks*	Trustee	August 26, 2024
Gregory R. Trinks

/s/Jesper Nergaard
*By:	Jesper Nergaard
Attorney-in-Fact

*	Pursuant to Powers of Attorney, dated February 3, 2021, and July 17, 2024, is incorporated herein by reference as Exhibit (q)(1).

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
Exhibit (a)(3)(m)	Amendment to Investment Advisory and Management Agreement